Exhibit 99.2

Investor Supplement

First Quarter 2011

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed subsequent to such Form 10-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 19.

Unitrin, Inc.

Investor Supplement

First Quarter 2011

2 of 19

Unitrin, Inc.

Consolidated Financial Highlights

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
For Period Ended
Earned Premiums	$546.0	$561.6	$568.2	$578.1	$581.5
Automobile Finance Revenues	15.5	19.1	22.6	26.7	30.6
Net Investment Income	81.6	85.1	79.9	81.8	80.8
Net Investment Gains and Other Income	14.3	24.5	3.0	(1.7)	1.6

Total Revenues	$657.4	$690.3	$673.7	$684.9	$694.5

Income (Loss) from Continuing Operations	$55.8	$61.5	$35.5	$39.1	$47.7

Net Income (Loss)	$54.1	$62.9	$35.7	$37.8	$48.2

Income (Loss) from Continuing Operations
Per Unrestricted Share:
Basic	$0.92	$1.00	$0.57	$0.63	$0.76
Diluted	$0.92	$1.00	$0.57	$0.63	$0.76

Net Income (Loss) Per Unrestricted Share:
Basic	$0.89	$1.03	$0.58	$0.61	$0.77
Diluted	$0.89	$1.03	$0.58	$0.61	$0.77

Dividends Paid to Shareholders Per Share	$0.24	$0.22	$0.22	$0.22	$0.22

At Period End
Total Assets	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0
Insurance Reserves	$4,169.4	$4,182.4	$4,185.4	$4,198.3	$4,217.2
Notes Payable	$610.0	$609.8	$561.9	$561.8	$561.6
Shareholders’ Equity	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Shareholders’ Equity Excluding Goodwill	$1,804.7	$1,801.6	$1,888.5	$1,741.6	$1,645.8

Common Shares Issued and Outstanding (In Millions)	60.453	61.067	61.450	61.925	62.464

Book Value Per Share[1]	$35.01	$34.61	$35.81	$33.40	$31.66
Book Value Per Share Excluding Goodwill[1]	$29.85	$29.50	$30.73	$28.12	$26.35
Book Value Per Share Excluding Unrealized on Fixed Maturities[1]	$32.55	$32.11	$31.36	$30.14	$29.79
Debt to Total Capitalization[1]	22.4%	22.4%	20.3%	21.4%	22.1%
Rolling 12 Months Return on Simple Average Shareholders Equity[2]	9.3%	9.2%	9.2%	11.4%	12.3%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2]	9.1%	9.0%	9.3%	11.2%	12.1%

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Unitrin Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-

Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-

[1]	See Capital Metrics for detail calculations.
[2]

Rolling 12 Months Return on Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the average Shareholders’ Equity. Simple Average Shareholders’ Equity is calculated by using average of Beginning and Ending Shareholders’ Equity for the 12 month period. 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

3 of 19

Unitrin, Inc.

Segment Revenues

(Dollars In Millions) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Revenues:
Kemper:
Earned Premiums	$211.9	$220.9	$221.8	$222.9	$222.4
Net Investment Income	14.1	14.2	12.3	13.9	12.4
Other Income	0.1	0.1	0.1	0.1	0.1

Total Kemper	226.1	235.2	234.2	236.9	234.9

Unitrin Specialty:
Earned Premiums	112.4	115.0	117.0	120.5	122.4
Net Investment Income	6.3	6.3	5.7	6.7	6.1
Other Income	0.1	0.1	0.2	0.1	0.2

Total Unitrin Specialty	118.8	121.4	122.9	127.3	128.7

Unitrin Direct:
Earned Premiums	59.9	64.8	68.6	73.0	76.0
Net Investment Income	5.4	5.4	4.8	5.9	5.3
Other Income	—	—	—	0.1	—

Total Unitrin Direct	65.3	70.2	73.4	79.0	81.3

Life and Health Insurance:
Earned Premiums	161.8	160.9	160.8	161.7	160.7
Net Investment Income	53.0	55.9	53.8	51.3	53.3
Other Income	—	0.1	0.1	—	—

Total Life and Health Insurance	214.8	216.9	214.7	213.0	214.0

Fireside Bank:
Interest, Loan Fees and Earned Discounts	15.4	18.7	22.4	26.3	30.2
Other Automobile Finance Revenues	0.1	0.4	0.2	0.4	0.4

Automobile Finance Revenues	15.5	19.1	22.6	26.7	30.6
Net Investment Income	0.4	0.4	0.5	0.5	0.5

Total Fireside Bank	15.9	19.5	23.1	27.2	31.1

Total Segment Revenues	640.9	663.2	668.3	683.4	690.0

Net Realized Gains on Sales of Investments	14.5	28.0	7.2	2.9	4.5
Net Impairment Losses Recognized in Earnings	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)
Other	2.4	2.9	2.8	3.5	3.2

Total Revenues	$657.4	$690.3	$673.7	$684.9	$694.5

4 of 19

Unitrin, Inc.

Segment Operating Results

(Dollars in Millions) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Segment Operating Profit (Loss):
Kemper	$14.2	$9.9	$17.1	$17.6	$19.3
Unitrin Specialty	5.1	1.6	8.0	7.5	7.5
Unitrin Direct	(7.4)	(5.4)	(1.5)	0.9	(1.1)
Life and Health	50.8	53.1	26.9	33.5	40.5
Fireside Bank	11.7	9.9	5.3	4.6	4.8

Total Segment Operating Profit	74.4	69.1	55.8	64.1	71.0

Net Realized Gains on Sales of Investments	14.5	28.0	7.2	2.9	4.5
Net Impairment Losses Recognized in Earnings	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)
Other Expense, Net	(9.2)	(6.8)	(6.2)	(5.7)	(6.1)

Income from Continuing Operations before Income Taxes and Equity in Net Income (Loss) of Investee	$79.3	$86.5	$52.2	$56.4	$66.2

Segment Net Income (Loss):
Kemper	$11.3	$9.0	$13.5	$13.5	$14.6
Unitrin Specialty	4.2	2.2	6.2	6.0	5.8
Unitrin Direct	(3.8)	(1.9)	0.3	0.4	0.1
Life and Health	32.7	34.6	12.4	21.5	26.4
Fireside Bank	8.0	5.8	3.2	2.7	3.0

Total Segment Net Income	52.4	49.7	35.6	44.1	49.9
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	9.4	18.4	4.7	1.9	2.9
Net Impairment Losses Recognized in Earnings	(0.3)	(2.4)	(3.0)	(3.2)	(2.1)
Other Expense, Net	(5.7)	(4.2)	(1.5)	(3.2)	(3.7)

Income from Continuing Operations before Equity in Net Income (Loss) of Investee	55.8	61.5	35.8	39.6	47.0
Equity in Net Income (Loss) of Investee	—	—	(0.3)	(0.5)	0.7

Income from Continuing Operations	$55.8	$61.5	$35.5	$39.1	$47.7

Earned Premiums by Product:
Life	$99.4	$98.4	$98.8	$100.0	$99.5
Accident and Health	41.2	41.4	40.5	40.1	39.9
Property and Casualty:
Personal Lines:
Automobile	287.1	302.1	308.3	316.9	322.2
Homeowners	74.1	75.0	75.1	74.5	74.1
Other Personal	34.4	34.4	34.8	35.5	34.3

Total Personal Lines	395.6	411.5	418.2	426.9	430.6

Commercial Automobile	9.8	10.3	10.7	11.1	11.5

Total Earned Premiums	$546.0	$561.6	$568.2	$578.1	$581.5

5 of 19

Unitrin, Inc.

Combined Property and Casualty Operations1

(Dollars in Millions) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Results of Operations
Net Premiums Written	$383.6	$375.9	$411.4	$402.7	$408.7

Earned Premiums:
Personal:
Automobile	$287.1	$302.1	$308.3	$316.9	$322.2
Homeowners	74.1	75.0	75.1	74.5	74.1
Other Personal	13.2	13.3	13.3	13.9	13.0

Total Personal	374.4	390.4	396.7	405.3	409.3
Commercial Automobile	9.8	10.3	10.7	11.1	11.5

Total Earned Premiums	384.2	400.7	407.4	416.4	420.8
Net Investment Income	25.8	25.9	22.8	26.5	23.8
Other Income	0.2	0.2	0.3	0.3	0.3

Total Revenues	410.2	426.8	430.5	443.2	444.9

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	290.6	296.9	296.2	294.2	304.8
Catastrophe Losses and LAE	9.2	20.7	12.6	25.7	15.9
Prior Years:
Non-catastrophe Losses and LAE	(3.1)	(0.7)	(6.2)	(5.9)	(9.1)
Catastrophe Losses and LAE	0.1	(0.6)	(0.4)	(2.3)	(1.3)

Total Incurred Losses and LAE	296.8	316.3	302.2	311.7	310.3

Insurance Expenses	101.5	104.4	104.7	105.5	108.9

Operating Profit	11.9	6.1	23.6	26.0	25.7
Income Tax Benefit (Expense)	(0.2)	3.2	(3.6)	(6.1)	(5.2)

Net Income	$11.7	$9.3	$20.0	$19.9	$20.5

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.7%	74.0%	72.7%	70.7%	72.4%
Current Year Catastrophe Losses and LAE Ratio	2.4%	5.2%	3.1%	6.2%	3.8%
Prior Years Non-catastrophe Losses and LAE Ratio	-0.8%	-0.2%	-1.5%	-1.4%	-2.2%
Prior Years Catastrophe Losses and LAE Ratio	0.0%	-0.1%	-0.1%	-0.6%	-0.3%

Total Incurred Loss and LAE Ratio	77.3%	78.9%	74.2%	74.9%	73.7%
Incurred Expense Ratio	26.4%	26.1%	25.7%	25.3%	25.9%

Combined Ratio	103.7%	105.0%	99.9%	100.2%	99.6%

Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	75.7%	74.0%	72.7%	70.7%	72.4%
Incurred Expense Ratio	26.4%	26.1%	25.7%	25.3%	25.9%

Underlying Combined Ratio	102.1%	100.1%	98.4%	96.0%	98.3%

Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.1%	100.1%	98.4%	96.0%	98.3%
Current Year Catastrophe Losses and LAE Ratio	2.4%	5.2%	3.1%	6.2%	3.8%
Prior Years Non-catastrophe Losses and LAE Ratio	-0.8%	-0.2%	-1.5%	-1.4%	-2.2%
Prior Years Catastrophe Losses and LAE Ratio	0.0%	-0.1%	-0.1%	-0.6%	-0.3%

Combined Ratio as Reported	103.7%	105.0%	99.9%	100.2%	99.6%

[1]	Includes the results of operations of the Kemper, Unitrin Specialty and Unitrin Direct segments.
[2]

Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

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Unitrin, Inc.

Kemper

(Dollars in Millions) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Results of Operations
Net Premiums Written	$199.6	$208.4	$230.1	$226.4	$207.3

Earned Premiums:
Automobile	$126.9	$134.8	$135.6	$136.9	$137.4
Homeowners	71.9	72.8	72.9	72.2	72.1
Other Personal	13.1	13.3	13.3	13.8	12.9

Total Earned Premiums	211.9	220.9	221.8	222.9	222.4
Net Investment Income	14.1	14.2	12.3	13.9	12.4
Other Income	0.1	0.1	0.1	0.1	0.1

Total Revenues	226.1	235.2	234.2	236.9	234.9

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	145.5	148.9	148.8	142.5	147.0
Catastrophe Losses and LAE	9.0	19.9	11.7	23.0	15.6
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	(4.0)	(4.2)	(4.1)	(6.6)
Catastrophe Losses and LAE	(0.3)	(0.6)	(0.4)	(2.3)	(1.6)

Total Incurred Losses and LAE	153.1	164.2	155.9	159.1	154.4
Insurance Expenses	58.8	61.1	61.2	60.2	61.2

Operating Profit	14.2	9.9	17.1	17.6	19.3
Income Tax Expense	(2.9)	(0.9)	(3.6)	(4.1)	(4.7)

Net Income	$11.3	$9.0	$13.5	$13.5	$14.6

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.7%	67.4%	67.1%	63.9%	66.1%
Current Year Catastrophe Losses and LAE Ratio	4.2%	9.0%	5.3%	10.3%	7.0%
Prior Years Non-catastrophe Losses and LAE Ratio	-0.5%	-1.8%	-1.9%	-1.8%	-3.0%
Prior Years Catastrophe Losses and LAE Ratio	-0.1%	-0.3%	-0.2%	-1.0%	-0.7%

Total Incurred Loss and LAE Ratio	72.3%	74.3%	70.3%	71.4%	69.4%
Incurred Expense Ratio	27.7%	27.7%	27.6%	27.0%	27.5%

Combined Ratio	100.0%	102.0%	97.9%	98.4%	96.9%

Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	68.7%	67.4%	67.1%	63.9%	66.1%
Incurred Expense Ratio	27.7%	27.7%	27.6%	27.0%	27.5%

Underlying Combined Ratio	96.4%	95.1%	94.7%	90.9%	93.6%

Non-GAAP Measure Reconciliation
Underlying Combined Ratio	96.4%	95.1%	94.7%	90.9%	93.6%
Current Year Catastrophe Losses and LAE Ratio	4.2%	9.0%	5.3%	10.3%	7.0%
Prior Years Non-catastrophe Losses and LAE Ratio	-0.5%	-1.8%	-1.9%	-1.8%	-3.0%
Prior Years Catastrophe Losses and LAE Ratio	-0.1%	-0.3%	-0.2%	-1.0%	-0.7%

Combined Ratio as Reported	100.0%	102.0%	97.9%	98.4%	96.9%

[1]

Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

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Unitrin, Inc.

Unitrin Specialty

(Dollars in Millions) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Results of Operations
Net Premiums Written	$123.1	$106.1	$114.0	$110.5	$126.6

Earned Premiums:
Personal Automobile	$102.6	$104.7	$106.3	$109.4	$110.9
Commercial Automobile	9.8	10.3	10.7	11.1	11.5

Total Earned Premiums	112.4	115.0	117.0	120.5	122.4
Net Investment Income	6.3	6.3	5.7	6.7	6.1
Other Income	0.1	0.1	0.2	0.1	0.2

Total Revenues	118.8	121.4	122.9	127.3	128.7

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	92.8	93.7	92.9	93.6	95.8
Catastrophe Losses and LAE	0.1	0.2	0.4	2.2	0.1
Prior Years:
Non-catastrophe Losses and LAE	(1.9)	2.5	(1.5)	1.7	1.3
Catastrophe Losses and LAE	0.1	—	—	—	0.1

Total Incurred Losses and LAE	91.1	96.4	91.8	97.5	97.3

Insurance Expenses	22.6	23.4	23.1	22.3	23.9

Operating Profit	5.1	1.6	8.0	7.5	7.5
Income Tax Benefit (Expense)	(0.9)	0.6	(1.8)	(1.5)	(1.7)

Net Income	$4.2	$2.2	$6.2	$6.0	$5.8

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	82.5%	81.4%	79.5%	77.7%	78.2%
Current Year Catastrophe Losses and LAE Ratio	0.1%	0.2%	0.3%	1.8%	0.1%
Prior Years Non-catastrophe Losses and LAE Ratio	-1.7%	2.2%	-1.3%	1.4%	1.1%
Prior Years Catastrophe Losses and LAE Ratio	0.1%	0.0%	0.0%	0.0%	0.1%

Total Incurred Loss and LAE Ratio	81.0%	83.8%	78.5%	80.9%	79.5%
Incurred Expense Ratio	20.1%	20.3%	19.7%	18.5%	19.5%

Combined Ratio	101.1%	104.1%	98.2%	99.4%	99.0%

Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	82.5%	81.4%	79.5%	77.7%	78.2%
Incurred Expense Ratio	20.1%	20.3%	19.7%	18.5%	19.5%

Underlying Combined Ratio	102.6%	101.7%	99.2%	96.2%	97.7%

Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.6%	101.7%	99.2%	96.2%	97.7%
Current Year Catastrophe Losses and LAE Ratio	0.1%	0.2%	0.3%	1.8%	0.1%
Prior Years Non-catastrophe Losses and LAE Ratio	-1.7%	2.2%	-1.3%	1.4%	1.1%
Prior Years Catastrophe Losses and LAE Ratio	0.1%	0.0%	0.0%	0.0%	0.1%

Combined Ratio as Reported	101.1%	104.1%	98.2%	99.4%	99.0%

[1]

Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

8 of 19

Unitrin, Inc.

Unitrin Direct

(Dollars in Millions) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Results of Operations
Net premiums written	$60.9	$61.4	$67.3	$65.8	$74.8

Earned Premiums:
Automobile	$57.6	$62.6	$66.4	$70.6	$73.9
Homeowners	2.2	2.2	2.2	2.3	2.0
Other Personal	0.1	—	—	0.1	0.1

Total Earned Premiums	59.9	64.8	68.6	73.0	76.0

Net Investment Income	5.4	5.4	4.8	5.9	5.3
Other Income	—	—	—	0.1	—

Total Revenues	65.3	70.2	73.4	79.0	81.3

Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	52.3	54.3	54.5	58.1	62.0
Catastrophe Losses and LAE	0.1	0.6	0.5	0.5	0.2
Prior Years:
Non-catastrophe Losses and LAE	(0.1)	0.8	(0.5)	(3.5)	(3.8)
Catastrophe Losses and LAE	0.3	—	—	—	0.2

Total Incurred Losses and LAE	52.6	55.7	54.5	55.1	58.6

Insurance Expenses	20.1	19.9	20.4	23.0	23.8

Operating Profit (Loss)	(7.4)	(5.4)	(1.5)	0.9	(1.1)
Income Tax Benefit (Expense)	3.6	3.5	1.8	(0.5)	1.2

Net Income (Loss)	$(3.8)	$(1.9)	$0.3	$0.4	$0.1

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	87.3%	83.9%	79.4%	79.6%	81.5%
Current Year Catastrophe Losses and LAE Ratio	0.2%	0.9%	0.7%	0.7%	0.3%
Prior Years Non-catastrophe Losses and LAE Ratio	-0.2%	1.2%	-0.7%	-4.8%	-5.0%
Prior Years Catastrophe Losses and LAE Ratio	0.5%	0.0%	0.0%	0.0%	0.3%

Total Incurred Loss and LAE Ratio	87.8%	86.0%	79.4%	75.5%	77.1%
Incurred Expense Ratio	33.6%	30.7%	29.7%	31.5%	31.3%

Combined Ratio	121.4%	116.7%	109.1%	107.0%	108.4%

Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	87.3%	83.9%	79.4%	79.6%	81.5%
Incurred Expense Ratio	33.6%	30.7%	29.7%	31.5%	31.3%

Underlying Combined Ratio	120.9%	114.6%	109.1%	111.1%	112.8%

Non-GAAP Measure Reconciliation
Underlying Combined Ratio	120.9%	114.6%	109.1%	111.1%	112.8%
Current Year Catastrophe Losses and LAE Ratio	0.2%	0.9%	0.7%	0.7%	0.3%
Prior Years Non-catastrophe Losses and LAE Ratio	-0.2%	1.2%	-0.7%	-4.8%	-5.0%
Prior Years Catastrophe Losses and LAE Ratio	0.5%	0.0%	0.0%	0.0%	0.3%

Combined Ratio as Reported	121.4%	116.7%	109.1%	107.0%	108.4%

[1]

Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

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Unitrin, Inc.

Life and Health Insurance

(Dollars in Millions) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Results of Operations
Earned Premiums:
Life	$99.4	$98.4	$98.8	$100.0	$99.5
Accident and Health	41.2	41.4	40.5	40.1	39.9
Property	21.2	21.1	21.5	21.6	21.3

Total Earned Premiums	161.8	160.9	160.8	161.7	160.7

Net Investment Income	53.0	55.9	53.8	51.3	53.3
Other Income	—	0.1	0.1	—	—

Total Revenues	214.8	216.9	214.7	213.0	214.0

Policyholders’ Benefits and Incurred Losses and LAE	95.5	91.0	101.6	107.4	106.8
Insurance Expenses	68.5	72.8	71.4	72.1	66.7
Write-off of Goodwill	—	—	14.8	—	—

Operating Profit	50.8	53.1	26.9	33.5	40.5
Income Tax Expense	(18.1)	(18.5)	(14.5)	(12.0)	(14.1)

Net Income	$32.7	$34.6	$12.4	$21.5	$26.4

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Unitrin, Inc.

Consolidated Balance Sheets

(Dollars in Millions) (Unaudited)

	March 31, 2011	December 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Assets:
Investments:
Fixed Maturities at Fair Value	$4,491.9	$4,475.3	$4,711.4	$4,741.5	$4,617.1
Equity Securities at Fair Value	511.7	550.4	415.6	231.8	209.0
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	326.0	328.0	315.7	308.6	299.3
Investee (Intermec)	—	—	—	91.8	95.0
Short-term Investments at Cost	415.8	402.9	404.4	393.5	361.2
Other Investments	496.0	494.2	490.7	487.8	487.6

Total Investments	6,241.4	6,250.8	6,337.8	6,255.0	6,069.2

Cash	77.5	117.2	149.6	100.8	160.9
Automobile Loan Receivables at Cost and Net of Reserve for Loan Losses	278.1	337.6	397.4	470.9	556.1
Other Receivables	619.9	606.7	630.7	612.7	629.0
Deferred Policy Acquisition Costs	530.2	525.2	528.1	524.9	521.6
Goodwill	311.8	311.8	311.8	326.6	331.8
Current and Deferred Income Tax Assets	1.9	39.6	27.2	60.4	95.2
Other Assets	169.2	169.6	158.3	156.6	148.2

Total Assets	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0

Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,073.6	$3,063.7	$3,054.0	$3,048.8	$3,046.5
Property and Casualty	1,095.8	1,118.7	1,131.4	1,149.5	1,170.7

Total Insurance Reserves	4,169.4	4,182.4	4,185.4	4,198.3	4,217.2

Certificates of Deposits at Cost	172.7	321.4	409.2	512.7	596.1
Unearned Premiums	680.4	678.6	703.9	700.1	715.0
Liabilities for Income Taxes	8.6	15.1	60.3	10.8	11.1
Notes Payable at Amortized Cost	610.0	609.8	561.9	561.8	561.6
Accrued Expenses and Other Liabilities	472.4	437.8	419.9	456.0	433.4

Total Liabilities	6,113.5	6,245.1	6,340.6	6,439.7	6,534.4

Shareholders’ Equity:
Common Stock	6.0	6.1	6.1	6.2	6.3
Paid-in Capital	743.3	751.1	756.0	761.1	766.9
Retained Earnings	1,225.6	1,198.8	1,154.6	1,137.9	1,121.2
Accumulated Other Comprehensive Income	141.6	157.4	283.6	163.0	83.2

Total Shareholders’ Equity	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6

Total Liabilities and Shareholders’ Equity	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0

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Unitrin, Inc.

Consolidated Statements of Income

(Dollars In Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Revenues:
Earned Premiums	$546.0	$561.6	$568.2	$578.1	$581.5
Automobile Finance Revenues	15.5	19.1	22.6	26.7	30.6
Net Investment Income	81.6	85.1	79.9	81.8	80.8
Other Income	0.2	0.3	0.4	0.3	0.3
Net Realized Gains on Sales of Investments	14.5	28.0	7.2	2.9	4.5

Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(0.4)	(3.8)	(3.6)	(4.1)	(6.2)
Portion of Losses Recognized in Other Comprehensive Income	—	—	(1.0)	(0.8)	3.0

Net Impairment Losses Recognized in Earnings	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)

Total Revenues	657.4	690.3	673.7	684.9	694.5

Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	392.3	407.1	403.9	419.1	417.1
Insurance Expenses	161.9	168.7	168.9	169.4	168.5
Automobile Finance Expenses	(2.9)	3.2	11.3	15.2	18.4
Interest Expense on Certificates of Deposits	7.1	6.4	6.5	7.4	7.9
Write-off of Goodwill	—	—	14.8	—	—
Interest and Other Expenses	19.7	18.4	16.1	17.4	16.4

Total Expenses	578.1	603.8	621.5	628.5	628.3

Income from Continuing Operations before Income Taxes and Equity in Net Income (Loss) of Investee	79.3	86.5	52.2	56.4	66.2
Income Tax Expense	(23.5)	(25.0)	(16.4)	(16.8)	(19.2)

Income from Continuing Operations before Equity in Net Income (Loss) of Investee	55.8	61.5	35.8	39.6	47.0
Equity in Net Income (Loss) of Investee	—	—	(0.3)	(0.5)	0.7

Income from Continuing Operations	55.8	61.5	35.5	39.1	47.7

Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	(2.6)	2.2	0.3	(2.1)	0.8
Income Tax Benefit (Expense)	0.9	(0.8)	(0.1)	0.8	(0.3)

Income (Loss) from Discontinued Operations	(1.7)	1.4	0.2	(1.3)	0.5

Net Income	$54.1	$62.9	$35.7	$37.8	$48.2

Income from Continuing Operations Per Unrestricted Shares:
Basic	$0.92	$1.00	$0.57	$0.63	$0.76

Diluted	$0.92	$1.00	$0.57	$0.63	$0.76

Net Income Per Unrestricted Share:
Basic	$0.89	$1.03	$0.58	$0.61	$0.77

Diluted	$0.89	$1.03	$0.58	$0.61	$0.77

Dividends Paid to Shareholders Per Share	$0.24	$0.22	$0.22	$0.22	$0.22

Weighted Average Unrestricted Common Shares Outstanding	60.678	61.127	61.458	61.985	62.155

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Unitrin, Inc.

Capital Metrics

(Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Book Value Per Share
Numerator
Shareholders’ Equity	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Less: goodwill	(311.8)	(311.8)	(311.8)	(326.6)	(331.8)

Shareholders’ Equity Excluding Goodwill	1,804.7	1,801.6	1,888.5	1,741.6	1,645.8

Shareholders’ Equity	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6
Less: Unrealized Gains and Losses on Fixed Maturities	(149.0)	(152.4)	(273.5)	(201.7)	(117.1)

Shareholders’ Equity Excluding Unrealized on Fixed Maturities	1,967.5	1,961.0	1,926.8	1,866.5	1,860.5

Denominator
Common Shares Issued and Outstanding	60.453	61.067	61.450	61.925	62.464

Book Value Per Share	$35.01	$34.61	$35.81	$33.40	$31.66
Book Value Per Share Excluding Goodwill	$29.85	$29.50	$30.73	$28.12	$26.35
Book Value Per Share Excluding Unrealized on Fixed Maturities	$32.55	$32.11	$31.36	$30.14	$29.79

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$190.5	$184.6	$188.0	$214.4	$218.5

Denominator (Simple Average)
Beginning Shareholders’ Equity	$1,977.6	$1,917.6	$1,893.2	$1,693.6	$1,564.7
Ending Shareholders’ Equity	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6

Simple Average Shareholders’ Equity	2,047.1	2,015.5	2,046.8	1,880.9	1,771.2

Rolling 12 Months Return on Average Shareholders Equity (Simple Average)	9.3%	9.2%	9.2%	11.4%	12.3%

Denominator (5-point Average)
Ending Shareholders’ Equity Current Quarter	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Ending Shareholders’ Equity 3 Months Ago	2,113.4	2,200.3	2,068.2	1,977.6	1,917.6
Ending Shareholders’ Equity 6 Months Ago	2,200.3	2,068.2	1,977.6	1,917.6	1,893.2
Ending Shareholders’ Equity 9 Months Ago	2,068.2	1,977.6	1,917.6	1,893.2	1,693.6
Ending Shareholders’ Equity 12 Months Ago	1,977.6	1,917.6	1,893.2	1,693.6	1,564.7

5-point Average Shareholders’ Equity	2,095.2	2,055.4	2,011.4	1,910.0	1,809.3

Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	9.1%	9.0%	9.3%	11.2%	12.1%

Debt and Total Capitalization
Long Term Debt	$610.0	$609.8	$561.9	$561.8	$561.6
Shareholders’ Equity	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6

Total Capitalization	$2,726.5	$2,723.2	$2,762.2	$2,630.0	$2,539.2

Ratio of Debt to Shareholders’ Equity	28.8%	28.9%	25.5%	27.2%	28.4%
Ratio of Debt to Total Capitalization	22.4%	22.4%	20.3%	21.4%	22.1%

Parent Company Liquidity
Unitrin Holding Company Cash and Investments	$84.2	$60.5	$67.5	$135.7	$141.8
Borrowings Available Under Credit Agreement	245.0	245.0	245.0	245.0	245.0

Parent Company Liquidity	$329.2	$305.5	$312.5	$380.7	$386.8

Capital Returned to Shareholders
Common Stock Repurchased	$21.7	$9.9	$10.5	$14.0	$—
Cash Dividends Paid	14.7	13.5	13.6	13.8	13.7

Total Capital Returned to Shareholders	$36.4	$23.4	$24.1	$27.8	$13.7

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Unitrin, Inc.

Details of Investment Performance

(Dollars in Millions) (Unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Investment Income:
Interest and Dividends on Fixed Maturities	$60.4	$60.3	$61.0	$61.3	$63.0
Dividends on Equity Securities	7.1	4.8	4.0	2.9	4.3
Short-term Investments	0.1	0.1	0.1	0.1	0.1
Loans to Policyholders	4.4	4.2	4.2	4.0	4.1
Real Estate	6.4	6.9	6.7	6.9	6.6
Equity Method Limited Liability Investments	10.0	15.5	10.5	13.4	9.4

Total Investment Income	88.4	91.8	86.5	88.6	87.5
Investment Expenses:
Real Estate	6.4	6.3	6.4	6.5	6.5
Other Investment Expenses	0.4	0.4	0.2	0.3	0.2

Total Investment Expenses	6.8	6.7	6.6	6.8	6.7

Net Investment Income	$81.6	$85.1	$79.9	$81.8	$80.8

Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$3.1	$15.8	$0.9	$2.3	$2.5
Losses on Sales	—	(0.1)	—	—	—
Equity Securities:
Gains on Sales	11.2	4.0	5.7	0.3	1.7
Investee - Intermec:
Gains on Sales	—	—	—	0.8	—
Real Estate:
Gains on Sales	0.1	8.2	—	—	—
Other Investments:
Gains on Sales	—	—	0.1	—	—
Losses on Sales	—	—	—	(0.1)	—
Trading Securities Net Gains (Losses)	0.1	0.1	0.5	(0.4)	0.3

Net Realized Gains on Sales of Investments	$14.5	$28.0	$7.2	$2.9	$4.5

Net Impairment Losses Recognized in Earnings
Fixed Maturities	$—	$(2.0)	$(4.6)	$(4.6)	$(3.2)
Equity Securities	(0.4)	(1.8)	—	(0.3)	—

Net Impairment Losses Recognized in Earnings	$(0.4)	$(3.8)	$(4.6)	$(4.9)	$(3.2)

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Unitrin, Inc.

Details of Invested Assets

(Dollars in Millions) (Unaudited)

	March 31, 2011		December 31, 2010		December 31, 2009
	Carrying Value	Percent of Total Investments*	Carrying Value	Percent of Total Investments*	Carrying Value	Percent of Total Investments*
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$541.3	8.7%	$536.9	8.6%	$720.9	12.0%
States, and Political Subdivisions	1,762.1	28.2%	1,792.8	28.7%	1,745.3	28.9%
Corporate Securities:
Bonds and Notes	2,091.0	33.5%	2,049.0	32.8%	1,931.6	32.0%
Redeemable Preferred Stocks	89.0	1.4%	88.3	1.4%	150.4	2.5%
Mortgage and Asset-backed	8.5	0.1%	8.3	0.2%	13.2	0.2%

Total Fixed Maturities Reported at Fair Value	4,491.9	71.9%	4,475.3	71.7%	4,561.4	75.6%

Equity Securities Reported at Fair Value:
Preferred Stocks	124.8	2.0%	125.1	2.0%	115.1	1.9%
Common Stocks
Intermec	107.0	1.7%	137.5	2.2%	—	0.0%
Other Equities	121.7	1.9%	133.4	2.1%	41.2	0.7%
Other Equity Interests
Exchange Traded Funds	83.6	1.3%	79.2	1.3%	—	0.0%
Limited Liability Companies and Limited Partnerships	74.6	1.2%	75.2	1.2%	39.1	0.6%

Total Equity Securities Reported at Fair Value	511.7	8.2%	550.4	8.8%	195.4	3.2%

Investee (Intermec) at Cost Plus Cumulative Undistributed Earnings	—	0.0%	—	0.0%	98.4	1.6%

Equity Method Limited Liability Investments	326.0	5.2%	328.0	5.2%	285.5	4.7%

Short-term Investments at Cost which Approximates Fair Value	415.8	6.7%	402.9	6.4%	397.0	6.6%

Other Investments
Loans to Policyholders at Unpaid Principal	240.7	3.9%	238.4	3.8%	223.6	3.7%
Real Estate at Depreciated Cost	249.3	4.0%	249.9	4.0%	257.1	4.3%
Trading Securities at Fair Value	5.2	0.1%	5.1	0.1%	4.6	0.1%
Other	0.8	0.0%	0.8	0.0%	0.8	0.0%

Total Other Investments	496.0	7.9%	494.2	7.9%	486.1	8.1%

Total Investments	$6,241.4	100.0%	$6,250.8	100.0%	$6,023.8	100.0%

S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,478.3	77.4%	$3,493.7	78.1%	$3,678.4	80.6%
BBB	732.3	16.3%	733.1	16.4%	650.3	14.3%
BB	114.4	2.5%	105.3	2.3%	110.4	2.4%
B	56.9	1.3%	52.3	1.2%	27.1	0.6%
CCC	93.4	2.1%	76.6	1.7%	74.1	1.6%
In or Near Default	16.6	0.4%	14.3	0.3%	21.1	0.5%

Total Investments in Fixed Maturities	$4,491.9	100.0%	$4,475.3	100.0%	$4,561.4	100.0%

*	Sum of percentages for individual lines does not equal subtotals and grand total due to rounding.

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Unitrin, Inc.

Investment Concentration

(Dollars in Millions) (Unaudited)

	March 31, 2011		December 31, 2010		December 31, 2009
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,028.9	16.5%	$1,023.6	16.4%	$928.8	15.4%
Finance, Insurance and Real Estate	581.0	9.3%	566.4	9.1%	608.8	10.1%
Transportation, Communication and Utilities	228.2	3.7%	229.7	3.7%	236.2	3.9%
Services	195.2	3.1%	186.3	3.0%	181.9	3.0%
Mining	64.5	1.0%	52.0	0.8%	58.4	1.0%
Wholesale Trade	37.8	0.6%	36.5	0.6%	33.3	0.6%
Retail Trade	35.3	0.6%	33.5	0.5%	32.3	0.5%
Agriculture, Forestry and Fishing	17.0	0.3%	17.0	0.3%	14.9	0.2%
Other	0.6	0.0%	0.6	0.0%	0.6	0.0%

Total Fair Value of Non-governmental Fixed Maturities	$2,188.5	35.1%	$2,145.6	34.4%	$2,095.2	34.7%

March 31, 2011 Ten Largest Investment Exposures (1)	Fair Value	Percent of Total Investments
Intermec:
Equity Securities—Common Stock	$107.0	1.7%
Tennenbaum Opportunities Fund V, LLC:
Equity Method Limited Liability Investments	95.2	1.5%
State of Texas and Political Subdivisions Thereof:
Fixed Maturities	83.4	1.4%
Special Value Opportunity Fund, LLC:
Equity Method Limited Liability Investments	82.2	1.3%
State of Louisiana and Political Subdivisions Thereof:
Fixed Maturities	71.7	1.2%
State of Ohio and Political Subdivisions Thereof:
Fixed Maturities	64.6	1.0%
State of Washington and Political Subdivisions Thereof:
Fixed Maturities	64.5	1.0%
State of Wisconsin and Political Subdivisions Thereof:
Fixed Maturities	63.3	1.0%
Goldman Sachs Vintage IV, L.P.:
Equity Method Limited Liability Investments	56.3	0.9%
State of Colorado and Political Subdivisions Thereof:
Fixed Maturities	54.1	0.9%

	$742.3	11.9%

(1)	Excluding Investments in U.S. Government and Government Agencies and Authorities and Bonds Pre-refunded with U.S. Government and Government Agencies Held in Trust at March 31, 2011

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Unitrin, Inc.

Municipal Bond Securities excluding Pre-refunded with U.S. Government Held in Trust

(Dollars in Millions) (Unaudited)

	As of March 31, 2011
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total
Texas	$50.4	$14.0	$19.0	$83.4	6.2%
Louisiana	37.7	9.3	24.7	71.7	5.3%
Ohio	44.3	—	20.3	64.6	4.8%
Washington	40.5	4.1	19.9	64.5	4.8%
Wisconsin	63.3	—	—	63.3	4.7%
Colorado	—	18.6	35.5	54.1	4.0%
Alaska	48.7	—	2.3	51.0	3.8%
New York	19.7	—	30.7	50.4	3.7%
Florida	49.3	—	0.1	49.4	3.7%
Pennsylvania	41.5	5.1	1.6	48.2	3.6%
Hawaii	44.3	3.1	—	47.4	3.5%
Connecticut	44.4	—	—	44.4	3.3%
Massachusetts	20.0	—	20.2	40.2	3.0%
Illinois	34.1	1.8	3.2	39.1	2.9%
Nevada	31.9	1.0	—	32.9	2.4%
New Jersey	9.9	4.9	16.9	31.7	2.4%
Virginia	8.1	16.5	6.1	30.7	2.3%
Georgia	7.4	12.0	11.0	30.4	2.3%
Oregon	28.3	—	0.6	28.9	2.1%
Arkansas	28.2	—	—	28.2	2.1%
North Carolina	15.2	4.7	7.0	26.9	2.0%
Indiana	—	4.1	22.7	26.8	2.0%
Mississippi	22.4	—	4.0	26.4	2.0%
California	17.3	1.0	5.4	23.7	1.8%
Missouri	3.2	4.1	15.7	23.0	1.7%
Minnesota	12.4	9.9	—	22.3	1.6%
Iowa	—	1.0	20.7	21.7	1.6%
Tennessee	4.4	10.9	3.1	18.4	1.4%
West Virginia	18.4	—	—	18.4	1.4%
Rhode Island	18.2	—	—	18.2	1.3%
Delaware	12.8	—	5.1	17.9	1.3%
Nebraska	—	11.8	4.6	16.4	1.2%
Arizona	—	8.0	6.7	14.7	1.1%
Kentucky	—	1.0	12.6	13.6	1.0%
Utah	—	3.4	9.1	12.5	0.9%
Michigan	—	—	11.3	11.3	0.8%
Oklahoma	—	4.0	6.7	10.7	0.8%
Maryland	—	7.5	3.0	10.5	0.8%
Kansas	—	6.2	4.1	10.3	0.8%
All Other States	13.1	13.6	21.8	48.5	3.6%

Total	$789.4	$181.6	$375.7	$1,346.7	100.0%

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Unitrin, Inc.

Investments in Limited Liability Investment Companies and Limited Partnerships

(Dollars in Millions) (Unaudited)

		Unfunded Commitment March 31, 2011	Carrying Value		Stated Fund End Date
	Asset Class		March 31, 2011	December 31, 2010
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Tennenbaum Opportunities Fund V, LLC	Distressed Debt	$—	$95.2	$91.4	10/10/2016
Special Value Opportunity Fund, LLC	Distressed Debt	—	82.2	86.8	7/13/2014
Goldman Sachs Vintage Fund IV, L.P.	Secondary Transactions	23.0	56.3	58.9	12/31/2016
Special Value Continuation Fund, LLC	Distressed Debt	—	25.7	26.8	6/30/2016
NY Life Investment Management Mezzanine Partners II, LP	Mezzanine Debt	2.4	20.6	20.5	7/31/2016
BNY Mezzanine Partners L.P.	Mezzanine Debt	2.0	13.6	14.1	4/17/2016
Ziegler Meditech Equity Partners, LP	Growth Equity	2.3	13.9	10.4	1/31/2016
BNY-Alcentra Mezzanine Partners III, L.P.	Mezzanine Debt	40.2	3.8	4.5	2021-2022
Other Funds		4.3	14.7	14.6	Various

Total Equity Method Limited Liability Investments		74.2	326.0	328.0

Reported as Other Equity Interests and Reported at Fair Value:
Highbridge Principal Strategies Fund L.P.	Mezzanine Debt	11.7	13.4	11.4	1/23/2018
Goldman Sachs Vintage Fund V, L.P.	Secondary Transaction	11.6	9.5	8.7	12/31/2018
Goldman Sachs Mezzanine Partners V, L.P.	Mezzanine Debt	15.9	7.4	8.4	12/31/2021
Other Funds		28.9	44.3	46.7	Various

Total Reported as Other Equity Interests and Reported at Fair Value		68.1	74.6	75.2

Total		$142.3	$400.6	$403.2

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Unitrin, Inc.

Definitions of Non-GAAP Financial Measures

We believe that investors’ understanding of Unitrin’s performance is enhanced by our disclosure of the following non-GAAP financial measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Book Value Per Share Excluding Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. We believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.

Underlying Combined Ratio is a non-GAAP financial measure, which is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio. We believe the underlying combined ratio is useful to investors and is used by management to reveal the trends in our Property and Casualty business that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

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